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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)           April 23, 2001


                       21st Century Insurance Group, Inc.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                California             0-6964             95-1935264
      (STATE OR OTHER JURISDICTION   (COMMISSION        (IRS EMPLOYER
            OF INCORPORATION)        FILE NUMBER)     IDENTIFICATION NO)

          6301 Owensmouth Avenue
        Woodland Hills, California                          91367
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


 Registrant's telephone number, including area code    (818) 704-3700


                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)      Dismissal of Independent Accounting Firm.

         (i) On April 23, 2001, the registrant dismissed Ernst & Young LLP (the "principal accountant") as its independent accountant upon completion of the review of Form 10-Q for the registrant's quarter ended March 31, 2001.

         (ii) None of the principal accountant's reports on the financial statements of the registrant for the registrant's two most recent fiscal years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

         (iii) The decision to change independent accountants was recommended by the audit committee and approved by the board of directors of the registrant.

         (iv) During the preceding two fiscal years and any subsequent interim period preceding the dismissal of the principal accountant, the registrant had no disagreements with the principal accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the principal accountant, would have caused the principal accountant to make reference to the subject matter of the disagreements in connection with the principal accountant's reports.

         (v) None of the reportable events listed in paragraphs (a)(1)(v)(A)-(D) of Item 304 of Regulation S-K occurred during the two most recent fiscal years and any subsequent interim periods preceding the dismissal of the principal accountant.

         (vi) The registrant requested that the principal accountant furnish a letter stating whether or not the principal accountants agree with the above statements. A copy of this letter, dated April 26, 2001, is filed as Exhibit
16.1 to this Form 8-K.

(b)      Engagement of New Independent Accountants.

         (i) On April 26, 2001, the registrant formally engaged PricewaterhouseCoopers LLP (the "new independent accountant") to audit the registrant's financial statements. The new independent accountant was not consulted on any matter described in Item 304(a)(2) of Regulation S-K during the registrant's two most recent fiscal years and subsequent interim periods preceding the engagement of the new independent accountant.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is filed with this report:

Exhibit           Description
-------           -----------
16.1              Letter from Ernst & Young LLP regarding its concurrence with the registrant's statement regarding change of accountants.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                              21ST CENTURY INSURANCE GROUP, INC.
                                              ----------------------------------
                                                         (Registrant)





Date:  April 27, 2001                       By: /s/ Douglas K. Howell
                                               ---------------------------------
                                                   Douglas K. Howell, Chief
                                                       Financial Officer


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